Earnings Per Common Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Earnings Per Common Share	EARNINGS PER COMMON SHARE
Basic earnings per common share (EPS) is calculated by dividing net income attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding.
Diluted EPS is calculated by dividing net income attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding adjusted for the effects of potentially dilutive stock-based compensation plans, including the share grant plans and the LTIP, which are calculated using the treasury stock method.

Year ended December 31	2020	2019

Net income attributable to common shareholders (millions of dollars)	1,770	778

Weighted-average number of shares
Basic	597,421,127	596,437,577
Effect of dilutive stock-based compensation plans	2,497,161	2,410,860
Diluted	599,918,288	598,848,437

EPS
Basic	$2.96	$1.30
Diluted	$2.95	$1.30

The common shares contingently issuable as a result of the Convertible Debentures are not included in diluted EPS for the year ended December 31, 2019, as conditions for closing the Merger were not met. As a result of the termination of the Merger agreement (see Note 4 - Business Combinations), the Convertible Debentures were redeemed on February 8, 2019.